UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler

Reaves Utility Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     October 31st

Date of reporting period:  November 1, 2013 - April 30, 2014

Item 1.	Reports to Stockholders.

SECTION 19(B) DISCLOSURE

April 30, 2014

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.1375 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Reaves Utility Income Fund	Table of Contents

Semi-Annual Report | April 30, 2014	1

Reaves Utility Income Fund	Shareholder Letter
April 30, 2014 (Unaudited)

To our Shareholders;

Investment Portfolio Returns: 6 months ended April 30, 2014

Total net assets of the Fund were $884,276,894 at April 30, 2014, or $30.48 of net asset value per common share. Six months ago at October 31, 2013 net assets totaled $809,731,405 representing $27.91 of net asset value per common share. The changes include the monthly payments to shareholders totaling $0.8125 for the six-month period.

Distributions to Common Shareholders

The Trustees of the Fund regularly review the amount of the monthly distribution. Since the Fund’s first dividend distribution in April 2004, the monthly distribution has been increased on seven occasions from $0.0967 to $0.1375, a cumulative increase of 42.2%. All distributions from the Fund have been paid from net investment, including realized capital gains.

Market Prices and Shareholder Returns

The net asset value of a closed-end fund is the market value of the underlying investments in the Fund’s portfolio, plus other assets, minus liabilities, divided by the total number of Fund shares outstanding. However, the Fund also has a market price; the value at which it trades on an exchange. If the market price is above the NAV the Fund is trading at a premium. If the market price is below the NAV the Fund is trading at a discount. Changes in the market price of the Reaves Utility Income Fund can and does deviate from the underlying changes in the net asset value per common share. As a result the market return to common shares can be increased or decreased.

The market return to shareholders for the six months ended April 30, 2014 is set out in the following table:

Change in Market Value:

NYSE Closing Price – October 31, 2013	$25.92
NYSE Closing Price – April 30, 2014	28.91
Net Change in 6 months ended April 30, 2014	2.99
Distributions October 31, 2013 to April 30, 2014	0.81
Total return Amount	$3.80
Total return Percent	14.67%

Leverage Facility

The amount of the Fund’s leverage facility remained constant at $290,000,000 for the first half of fiscal 2014. The interest rate on $72,500,000 of the leverage facility remains fixed at the all-in rate of 175.125 bps until October 2016. The interest on the $217,500,000 remaining balance of the facility is reset monthly at 30 Day LIBOR plus 1.1%, or about 1.25% at April 30, 2014. At 18-month intervals the floating rate portion of the facility is subject to 25bps fee. As a matter of practice the Fund has held the amount of the loan facility constant when the total market value of the portfolio has increased; as such, the leverage facility as a percentage of net assets decreased from 35.83% of net assets at October 31, 2013 to 32.8% at April 30, 2014.

2	1-800-644-5571

Reaves Utility Income Fund	Shareholder Letter
April 30, 2014 (Unaudited)

Performance

	Period Ended April 30
	Six Months	One Year	Three Years+	Five Years+	Since Inception+*
Total investment return – Net Asset Value	12.63%	11.87%	15.20%	28.66%	12.58%
Total investment return – Market Price	9.72	9.74	12.71	19.89	10.10
S&P Utilities Index	13.63	8.51	13.87	15.72	10.12
Dow Jones Utility Average	12.84	7.15	13.38	15.42	11.17

+	Annualized
*	Index data since 02/29/2004

The Performance data quoted represents past performance and reflects the deduction of management fees and other Fund expenses. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted.

For the six months, the share price increased faster than the net asset value of the Fund. As a result, the common stock of the fund was trading at a 5.15% discount to the NAV at April 30, a 195 basis point decrease from the 7.10% discount at the beginning of the fiscal year.

Interest Rates

Interest rates were a major concern for investors and market pundits at the beginning of fiscal 2014. With the 10-year U.S. Treasury yield at 2.54%, the overwhelming consensus was that the 10-year yield could only rise to 3 percent and higher once the Federal Reserve began to reduce asset purchases. While the yield did reach 3.03% on December 31st, Treasury yields began to decline with the implementation of the “taper”, and the 10-year U.S. Treasury yield settling at 2.65% on April 30. It is likely that the decline in the discount of the Fund’s shares to the net asset value was attributable, in part, to the decline in the yield on the 10-year U.S. Treasury.

Utilities

For the first half of fiscal 2014 the Fund’s utilities, including two independent power producers, were more than 50% of the Fund’s average capital base and produced in excess of 65% of the Fund’s total return. Eight utilities, including NextEra Energy, Inc., ITC Holdings Corp., and DTE Energy, represented just over 31% of portfolio assets at April 30th.

On December 13th, Entergy and ITC Holdings jointly agreed to end the proposed merger of their transmission assets. By April 30th, ITC’s share price rose 17.6% reflecting the market’s appreciation of the alternative transmission investment opportunities available to ITC.

The dialogue around the implications for utilities of increased deployment of distributed (or roof-top) solar received increased public attention. The issue is most acute in states with high roof-top deployments such as Arizona and California. The California situation is exacerbated by its highly-tiered rate structure. We would note that a number of state regulators are making modest rate adjustments, such as implementation of fixed charges, to address the problem.

Semi-Annual Report | April 30, 2014	3

Reaves Utility Income Fund	Shareholder Letter
April 30, 2014 (Unaudited)

Severe winter weather proved to be the dominant factor in energy markets and for utilities in the eastern United States. While natural gas remains in abundance, the weather-driven demand presented a serious test for the region’s transportation infrastructure. “Gas basis” –pricing differences between delivery points–substantially increased during the quarter. We are also seeing as much as a 50% premium for natural gas delivered to southeastern Pennsylvania from the center of the state. We think the economic impact of these pricing differences could support infrastructure investment for a very long time.

Telecommunications

In February, Verizon’s purchase of Vodafone’s 45% share of Verizon Wireless closed. The Fund received a significant special dividend from Vodafone, of approximately $6.7 million in cash and $16.8 million of Verizon stock. It is note-worthy that the Vodafone special dividend amounts to just under half of UTG’s calendar 2014 distribution commitment to shareholders. Therefore, it is unlikely the Fund will require any realized capital gains to fund the projected monthly 2014 distributions to shareholders totaling $47.9 million.

Subsequent to receipt of the share dividend Verizon became the Fund’s largest holding. However, Verizon’s shares experienced some price weakness. We think a large part of the weakness in Verizon’s share price was attributable to the flow back from non-U.S. owners of Vodafone, who were issued Verizon stock as part of Vodafone’s large dividend distribution following the sale of its stake in Verizon Wireless.

Deutsche Telekom was eliminated from the portfolio and additional funds were committed to Telus Corporation and BT Group plc, Canadian and U.K. based telecom companies, respectively. We think both companies are capable of multi-year dividend growth in excess of 10%.

Industrials

Union Pacific Railroad, the portfolio’s sole industrial company, is a top-10 holding. The key characteristic of UNP and utilities is their large investment in very long-lived, regulated assets. We agree with the sentiment that the country “will forever need massive investments in both transportation and energy”*. The capital investment required by both industries provides the opportunity for investments which will provide earnings growth largely independent of the growth in domestic personal consumption.

Energy

The fund’s energy investments are concentrated in ONEOK, Inc., and William’s Cos., Inc. In February 2014 ONEOK spun off to shareholders its regulated gas distribution business, One Gas, which the Fund continues to hold. As a result, ONEOK became a diversified energy company and no longer qualifies as a utility. Williams Cos. is an energy infrastructure company focused on connecting America’s hydrocarbon resources to markets with material investment opportunities in long-lived assets. Yielding 3.8% as of the date of this report, the company has committed to raising its dividend 20% annually through 2016.

Natural gas prices increased in response to extreme winter weather and the on- going switch by consumers from oil to natural gas for heating. In response, electricity prices increased, benefiting some wholesale power producers. As we approach next winter, we believe conditions will most

4	1-800-644-5571

Reaves Utility Income Fund	Shareholder Letter
April 30, 2014 (Unaudited)

likely worsen when Entergy, a 2.7% holding, closes the Vermont Yankee nuclear generating station, removing over 1,900 megawatts from the grid in late 2014.

Outlook

Economic growth remains sub-par, interest rates are setting historic lows, and inflation remains at or below the Federal Reserve’s targeted 2% level as measured by the Personal Consumption Expenditures Index. In our view: Selected utilities have the ability to invest and grow their earnings and dividends in spite of the sluggish economy. As of April 30, 2014, the dividend yield on the Fund’s underlying portfolio was 3.68% or 103 basis points higher than the 10-Year Treasury yield of 2.65% on the same date.** Investors should not overlook the fact that the favorable tax rate on dividends makes utilities and telecom companies more valuable now than in the past when dividends were taxed at the full marginal rate.

Respectfully submitted,

Ronald J. Sorenson

Portfolio Manager of the Reaves Utility Income Fund

Chief Executive Officer and Chief Investment Officer of W. H. Reaves & Company

*	Berkshire Hathaway 2013 Chairman’s Letter, page 12.
**	Ten year Treasuries are inherently less risky than the Fund’s underlying portfolio.

Definitions:

bps (basis points) – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

LIBOR – The London Interbank Offered Rate (LIBOR) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. It is one of the primary benchmarks for short-term interest rates around the world.

Floating Rate – An interest rate that is allowed to move up and down with the rest of the market or along with an index or benchmark. This contrasts with a fixed interest rate, in which the interest rate stays constant for the duration of the agreement.

S&P Utilities Index – The S&P Utilities Index comprises those companies included in the S&P 500 Index that are classified as members of GICS® (Global Industry Classification Standard) utilities sector.

Dow Jones Utility Average – The Dow Jones Utility Average is a price-weighted average of 15 utility stocks traded in the United States.

You cannot invest directly in an index.

Semi-Annual Report | April 30, 2014	5

Reaves Utility Income Fund	Statement of Investments
April 30, 2014 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 125.59%
Diversified Telecommunication Services 21.95%
AT&T, Inc.(1)	1,361,900	$48,619,830
BCE, Inc.(1)(2)	985,000	43,871,900
BT Group PLC	1,845,000	11,479,072
BT Group PLC - Sponsored ADR	80,000	5,013,600
CenturyLink, Inc.	194,000	6,772,540
TELUS Corp.:
	30,000	1,058,100
	300,000	10,570,686
Verizon Communications, Inc.(1)(2)	1,427,680	66,715,486
		194,101,214

Electric Utilities 35.50%
Duke Energy Corp.(1)(2)	571,999	42,608,206
Edison International	80,000	4,524,800
Entergy Corp.(1)	430,000	31,175,000
ITC Holdings Corp.(1)(2)	1,500,000	55,455,000
NextEra Energy, Inc.(1)(2)	600,000	59,910,000
Northeast Utilities(1)	535,000	25,284,100
Pinnacle West Capital Corp.(1)	625,000	34,968,750
Portland General Electric Co.	140,000	4,685,800
PPL Corp.(1)(2)	750,000	25,005,000
SSE PLC	200,000	5,149,591
The Southern Co.(1)	550,000	25,206,500
		313,972,747

Gas Utilities 2.58%
Energen Corp.	20,000	1,558,200
National Fuel Gas Co.	60,000	4,418,400
ONE Gas, Inc.(1)	350,000	12,803,000
South Jersey Industries, Inc.	70,000	4,021,500
		22,801,100

Independent Power Producers & Energy Traders 0.36%
NRG Energy, Inc.	20,000	654,400
NRG Yield, Inc., Class A	27,500	1,178,100
Pattern Energy Group, Inc.	50,000	1,340,000
		3,172,500

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Reaves Utility Income Fund	Statement of Investments
April 30, 2014 (Unaudited)

	SHARES	VALUE
Media 1.15%
Comcast Corp., Class A	125,000	$6,470,000
Liberty Global PLC, Class A*	20,000	796,400
Liberty Global PLC, Series C*	20,000	768,600
Time Warner Cable, Inc.	15,000	2,121,900
		10,156,900

Multi-Utilities 34.33%
Ameren Corp.(1)	400,000	16,524,000
Dominion Resources, Inc.(1)(2)	540,000	39,171,600
DTE Energy Co.(1)(2)	730,000	57,042,200
Infraestructura Energetica Nova SAB de CV	550,000	2,877,224
Integrys Energy Group, Inc.(1)(2)	420,000	25,737,600
National Grid PLC	350,000	4,966,823
National Grid PLC - Sponsored ADR(1)(2)	381,200	27,088,072
NiSource, Inc.	730,000	26,513,600
PG & E Corp.(1)	500,000	22,790,000
SCANA Corp.(1)(2)	800,000	42,944,000
Sempra Energy(1)	275,000	27,117,750
TECO Energy, Inc.	60,000	1,077,600
Wisconsin Energy Corp.(1)	200,000	9,696,000
		303,546,469

Oil, Gas & Consumable Fuels 7.71%
EOG Resources, Inc.	18,350	1,798,300
ONEOK, Inc.(1)	507,000	32,052,540
Pioneer Natural Resources Co.	10,000	1,932,700
The Williams Cos., Inc.(1)(2)	575,000	24,247,750
TransCanada Corp.	175,000	8,160,250
		68,191,540

Real Estate Investment Trusts (REITS) 2.92%
American Tower Corp.(1)	240,000	20,044,800
Annaly Capital Management, Inc.(1)	500,000	5,775,000
		25,819,800

Road & Rail 6.14%
Union Pacific Corp.(1)(2)	285,000	54,272,550

Semiconductors 0.22%
First Solar, Inc.*	28,000	1,889,720

Semi-Annual Report | April 30, 2014	7

Reaves Utility Income Fund	Statement of Investments
April 30, 2014 (Unaudited)

	SHARES	VALUE
Water Utilities 5.63%
American Water Works Co., Inc.(1)(2)	880,000	$40,066,400
Aqua America, Inc.	190,000	4,767,100
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	525,000	4,977,000
		49,810,500

Wireless Telecommunication Services 7.10%
Telefonica Brasil S.A. - ADR	458,000	9,709,600
Vodafone Group PLC	1,690,909	6,393,582
Vodafone Group PLC - Sponsored ADR	1,229,999	46,690,762
		62,793,944

TOTAL COMMON STOCKS
(Cost $853,210,682)		1,110,528,984

PREFERRED STOCKS 0.30%
Electric Utilities 0.20%
Entergy Louisiana Holdings LLC, 6.950%	7,900	798,641
Entergy Mississippi, Inc.:
6.250%	10,000	262,500
4.560%	3,520	317,020
Entergy New Orleans, Inc., 4.360%	4,500	389,391
		1,767,552

Multi-Utilities 0.10%
Ameren Illinois Co., 4.250%	10,300	849,106

TOTAL PREFERRED STOCKS
(Cost $2,233,892)		2,616,658

LIMITED PARTNERSHIPS 5.60%
Enbridge Energy Partners LP	150,000	4,494,000
Enterprise Products Partners LP	475,000	34,736,750
MarkWest Energy Partners LP	92,000	5,827,280
Talara Opportunities II, LP(3)(4)	28,653	2,435,480
Williams Partners LP	40,000	2,063,200

TOTAL LIMITED PARTNERSHIPS
(Cost $30,735,857)		49,556,710

8	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments
April 30, 2014 (Unaudited)

	BOND RATING MOODY/S&P	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 0.12%
Diversified Telecommunication Services 0.12%
Frontier Communications Corp., 7.125%, 01/15/2023	Ba2/BB-	$1,000,000	$1,037,500

TOTAL CORPORATE BONDS
(Cost $1,047,507)			1,037,500

		SHARES	VALUE
MUTUAL FUNDS 0.50%
Loomis Sayles Institutional High Income Fund		548,386	4,430,959

TOTAL MUTUAL FUNDS
(Cost $4,000,000)			4,430,959

MONEY MARKET FUNDS 0.44%
Federated Treasury Obligations Money Market Fund, 0.010% (7-Day Yield)		3,864,688	3,864,688

TOTAL MONEY MARKET FUNDS
(Cost $3,864,688)			3,864,688

TOTAL INVESTMENTS - 132.55%
(Cost $895,092,626)			$1,172,035,499

LEVERAGE FACILITY - (32.80%)			(290,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.25%			2,241,395

NET ASSETS - 100.00%			$884,276,894

*	Non Income Producing Security.
(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of April 30, 2014. (See Note 4)
(2)	Loaned security; a portion or all of the security is on loan at April 30, 2014. (See Note 4)
(3)	Restricted security. (See Note 5)
(4)

Security fair valued by management, pursuant to procedures approved by the Board of Trustees. (See Note 1) Excludes an unfunded commitment of $2,134,730 representing an agreement which obligates the Fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

Semi-Annual Report | April 30, 2014	9

Reaves Utility Income Fund	Statement of Investments
April 30, 2014 (Unaudited)

Common Abbreviations:

ADR - American Depositary Receipt.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

S.A. - Generally designates corporations in various countries, mostly those employing the civil law.

  This translates literally in all languages mentioned as anonymous company.

SAB de CV - A variable rate company.

See Notes to Financial Statements.

10	1-800-644-5571

Reaves Utility Income Fund	Statement of Assets and Liabilities
April 30, 2014 (Unaudited)

ASSETS:
Investments, at value (Cost $895,092,626)*	$1,172,035,499
Cash	174,732
Dividends receivable	2,707,118
Interest receivable	21,767
Prepaid arrangement and renewal fees on loan outstanding	184,992
Total Assets	1,175,124,108

LIABILITIES:
Loan payable	290,000,000
Accrued investment advisory fees	549,537
Accrued administration fees	253,265
Accrued trustees fees	27,675
Accrued chief compliance officer fees	808
Other payables and accrued expenses	15,929
Total Liabilities	290,847,214
Net Assets Applicable to Common Shareholders	$884,276,894

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$581,960,294
Undistributed net investment income	8,156,668
Accumulated net realized gain on investments and foreign currency transactions	17,211,194
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	276,948,738
Net Assets Applicable to Common Shareholders	$884,276,894

Shares of common stock outstanding of no par value, unlimited shares authorized	29,014,294
Net asset value per common share	$30.48

* Securities Loaned, at value	$259,702,653

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2014	11

Reaves Utility Income Fund	Statement of Operations
For the Six Months Ended April 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $295,868)	$44,856,798
Interest on investment securities	43,970
Securities lending income	63,484
Total Investment Income	44,964,252

EXPENSES:
Interest on loan	2,477,389
Investment advisory fees	3,174,601
Administration fees	1,463,077
Chief compliance officer fees	20,308
Trustees fees	63,448
Miscellaneous fees	62,425
Total Expenses	7,261,248

Net Investment Income	37,703,004

Net realized gain on:
Investment securities	1,462,138
Foreign currency transactions	14,969
Change in unrealized appreciation of:
Investment securities	58,937,403
Translation of assets and liabilities denominated in foreign currencies	2,089
Net gain on investments and foreign currency transactions	60,416,599

Net Increase in Net Assets Attributable to Common Shares from Operations	$98,119,603

See Notes to Financial Statements.

12	1-800-644-5571

Reaves Utility Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013

COMMON SHAREHOLDER OPERATIONS:
Net investment income	$37,703,004	$33,113,009
Net realized gain on investment securities and foreign currency transactions	1,477,107	14,659,067
Change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	58,939,492	63,255,750
Net increase in net assets attributable to common shares from operations	98,119,603	111,027,826

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(23,574,114)	(43,811,584)
From net realized gains	–	(1,885,929)
Net decrease in net assets from distributions to common shareholders	(23,574,114)	(45,697,513)

Net Increase in Net Assets Attributable to Common Shares	74,545,489	65,330,313

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	$809,731,405	$744,401,092
End of period*	$884,276,894	$809,731,405

*Including undistributed/(overdistributed) net investment income of:	$8,156,668	$(5,972,222)

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2014	13

Reaves Utility Income Fund	Statement of Cash Flows
For the Six Months Ended April 30, 2014 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$98,119,603
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(195,986,559)
Proceeds from disposition of investment securities	181,209,133
Net purchases of short-term investment securities	(1,184,194)
Net realized gain on investment securities	(1,462,138)
Change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	(58,939,492)
Premium amortization	2,803
Return of capital distributions received on preferred stocks	154,560
Decrease in dividends receivable	1,662,440
Decrease in interest receivable	38,491
Decrease in prepaid arrangement and renewal fees on loan outstanding	461,512
Increase in accrued investment advisory fees	18,028
Increase in accrued administration fees	8,309
Decrease in accrued trustees fees	(3,933)
Decrease in accrued chief compliance officer fees	(2,442)
Decrease in accrued expenses for rights offering costs (See Note 3)	(66,518)
Decrease in other payables and accrued expenses	(30,371)
Net Cash Provided by Operating Activities	23,999,232

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Shares	(23,574,114)
Bank overdrafts	(252,475)
Net Cash Used in Financing Activities	(23,826,589)

Effect of exchange rates on cash	2,089

Net Increase in cash	174,732
Cash and foreign currency, beginning of period	$–
Cash and foreign currency, end of period	$174,732

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$2,477,389

See Notes to Financial Statements.

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INTENTIONALLY LEFT BLANK

Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income
Net realized and unrealized gain/(loss) on investments and foreign currency
Distributions to preferred shareholders:
From net investment income
From net realized gains
Total income from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders
Change due to rights offering(3)
Total distributions and rights offering

Net asset value per common share, end of period

Market price per common share, end of period

Total Investment Return - Net Asset Value(4)
Total Investment Return - Market Price(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of period (000s)
Ratio of expenses excluding interest expense to average net assets attributable to common shares(6)
Ratio of expenses to average net assets attributable to common shares(6)

Ratio of net investment income to average net assets attributable to common shares(6)
Ratio of expenses to average managed assets(8)
Portfolio turnover rate

PREFERRED SHARES

Liquidation value, end of period, including dividends on preferred shares (000s)
Total shares outstanding (000s)
Asset coverage per share(10)
Liquidation preference per share
Average market value per share

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)
Asset coverage per $1,000 (000s)

Footnotes to the Financial Highlights are listed on page 18.

16	1-800-644-5571

Financial Highlights

For the Six Months Ended 4/30/14 (Unaudited)	For the Year Ended 10/31/13	For the Year Ended 10/31/12	For the Year Ended 10/31/11	For the Year Ended 10/31/10	For the Year Ended 10/31/09
$27.91	$25.66	$23.70	$21.75	$15.82	$16.14

1.30(1)	1.14(1)	1.21(1)	1.40(1)	1.56(1)	1.44
2.08	2.69	3.02	2.02	5.98	(0.09)

–	–	–	(0.02)	(0.16)	(0.16)
–	–	–	(0.00)(2)	–	(0.03)
3.38	3.83	4.23	3.40	7.38	1.16

(0.81)	(1.51)	(1.37)	(1.45)	(1.45)	(1.31)
–	(0.07)	(0.47)	–	–	(0.17)
(0.81)	(1.58)	(1.84)	(1.45)	(1.45)	(1.48)
–	–	(0.43)	–	–	–
(0.81)	(1.58)	(2.27)	(1.45)	(1.45)	(1.48)

$30.48	$27.91	$25.66	$23.70	$21.75	$15.82

$28.91	$25.92	$25.29	$25.05	$22.19	$15.31

12.63%(5)	15.73%	16.57%	15.99%	48.33%	9.92%
14.99%(5)	9.05%	8.70%	20.15%	56.37%	22.81%

$884,277	$809,731	$744,401	$545,023	$497,917	$359,176
1.18%(7)	1.21%	1.19%	1.27%	N/A	N/A
1.80%(7)	1.71%	1.83%	1.93%	1.51%	1.77%

9.32%(7)	4.33%	4.91%	6.08%	8.33%	11.47%
N/A	N/A	N/A	N/A	0.97%	1.01%
16%(5)	30%	27%	34%	53%	86%

N/A	N/A	N/A	$–(9)	$240,104	$240,095
N/A	N/A	N/A	–(9)	9.6	9.6
N/A	N/A	N/A	$–(9)	$76,877	$62,424
N/A	N/A	N/A	$–(9)	$25,000	$25,000
N/A	N/A	N/A	$–(9)	$25,000	$25,000

$290,000	$290,000	$290,000	$185,000	N/A	N/A
$4,049	$3,792	$3,567	$3,946	N/A	N/A

Semi-Annual Report | April 30, 2014	17

Reaves Utility Income Fund	Financial Highlights (continued)

(1)	Calculated using average common shares outstanding.
(2)	Less than $(0.005) per share.
(3)	Effect of rights offerings for common shares at a price below market price (See Note 3).
(4)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)	Not Annualized
(6)	Ratios do not reflect dividend payments to preferred shareholders.
(7)	Annualized
(8)	Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.
(9)	All series of preferred shares issued by the Fund were fully redeemed, at par value, in December 2010.
(10)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

  See Notes to Financial Statements.

18	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2014 (Unaudited)

1.	SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund was previously registered as a non-diversified investment company for purpose of the 1940 Act. As a result of ongoing operations, the Fund became a diversified company. The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE MKT (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more broadly diversified investment.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time).

For equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and asked price will be used. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Securities for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.

Semi-Annual Report | April 30, 2014	19

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2014 (Unaudited)

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of April 30, 2014:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,110,528,984	$–	$–	$1,110,528,984
Preferred Stocks	–	2,616,658	–	2,616,658
Limited Partnerships	47,121,230	–	2,435,480	49,556,710
Corporate Bonds	–	1,037,500	–	1,037,500
Mutual Funds	4,430,959	–	–	4,430,959
Money Market Funds	3,864,688	–	–	3,864,688
Total	$1,165,945,861	$3,654,158	$2,435,480	$1,172,035,499

*See Statement of Investments for industry classification.

As of April 30, 2014, the Fund applied the cost approach to value its Level 3 securities, with an additional liquidity discount. The fair valuation procedures used to value Level 3 securities are in accordance with the Fund’s Board approved fair valuation policies.

20	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2014 (Unaudited)

During the six months ended April 30, 2014, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2013	Return of capital	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales Proceeds	Transfer in and/or (out) of Level 3	Balance as of 4/30/2014	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at 4/30/2014
Preferred Stocks	$139,000	$(154,560)	$–	$15,560	$–	$–	$–	$–	$–
Limited Partnerships	2,417,685	–	–	(3,140)	20,935	–	–	2,435,480	(3,140)
TOTAL	$2,556,685	$(154,560)	$–	$12,420	$20,935	$–	$–	$2,435,480	(3,140)

*	See Statement of Investments for industry classification.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. As of and during the six months ended April 30, 2014, the Fund had no outstanding forward foreign currency contracts.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Semi-Annual Report | April 30, 2014	21

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2014 (Unaudited)

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. Therefore, no federal income tax provision is required.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2.	INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intend to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended April 30, 2014, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Distributions paid from:
Ordinary Income	$35,401,680	$40,397,313
Long-Term Capital Gain	10,295,833	4,254,850
Total	$45,697,513	$44,652,163

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$–
Accumulated Capital Gain	4,040,483
Unrealized Appreciation	229,913,940
Other Cumulative Effect of Timing Differences	(6,183,312)
Total	$227,771,111

22	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2014 (Unaudited)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting GAAP. Accordingly, for the year ended October 31, 2013, certain differences were reclassified. The Fund increased accumulated net investment income by $8,681,348, decreased accumulated net realized gain by $(8,676,586) and decreased paid in capital by $(4,762).

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain holdings.

As of April 30, 2014, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$307,244,748
Gross depreciation (excess of tax cost over value)	(16,544,899)
Net unrealized appreciation	290,699,849

Cost of investments for income tax purposes	$881,335,650

3.	CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Transactions in common shares were as follows:

	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Common Stock outstanding - beginning of period	29,014,294	29,014,294
Common Stock issued from rights offering	–	–
Common Stock issued as reinvestment of dividends	–	–
Common Stock outstanding - end of period	29,014,294	29,014,294

In a rights offering which expired August 8, 2012 (“Expiration Date”), shareholders exercised rights to purchase 5,892,187 shares at $24.41 per share for proceeds, net of expenses, of $143,828,285. The subscription price of $24.41 per share was established on the Expiration Date, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding the Expiration Date. Total offering costs, which were borne by the Fund, were estimated at $500,000.

4.	BORROWINGS

In December 2010, as approved by the Board of Trustees, all Auction Market Preferred Shares (“Preferred Shares”) were redeemed at their liquidation value plus accrued dividends. Concurrently, the Fund entered into a financing package in December 2010 that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $240,000,000 (“Initial Maximum Commitment”) and a Lending Agreement, as defined below. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”).

Semi-Annual Report | April 30, 2014	23

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2014 (Unaudited)

Under the terms of the Agreement, BNP was permitted, with 180 days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed (the “Variable Commitment”) and 1.00% on any undrawn balance. The Agreement contained an initial renewal date of May 2, 2012, 540 days after the closing date of the Agreement. On May 2, 2012, the Fund renewed the Agreement and paid a renewal fee of 0.25% on the Initial Maximum Commitment. This renewal fee was amortized over a six month period, ended October 29, 2012.

The Agreement was amended on September 14, 2012 (the “Amendment”) to (i) increase the Initial Maximum Commitment to $290,000,000 (the “Current Maximum Commitment”), (ii) expand the Notice Period to 270 days and (iii) waive the arrangement fee on the increased borrowing made available under the Current Maximum Commitment.

The Agreement was again amended on October 25, 2013 to allow for fixed rate borrowing along with the Variable Commitment; $72,500,000 of the Current Maximum Commitment is at a rate of 1.7512% for three years (the “Fixed Commitment”). The Fund paid a 0.20% arrangement fee on the Fixed Commitment. The terms on the remaining balance of $217,500,000 remain unchanged. The fund paid a renewal fee of 0.25% on the Variable Commitment on October 25, 2013.

For the six months ended April 30, 2014, the average amount borrowed under the Agreement for the Fixed Commitment was $72,500,000 and $217,500,000 for the Variable Commitment. The average interest rate on the Variable Commitment was 1.26%. The interest rate applicable to the Variable Commitment on April 30, 2014 was 1.25%. As of April 30, 2014, the amount of outstanding borrowings was $290,000,000 and the amount of pledged collateral was $634,547,005.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding

24	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2014 (Unaudited)

Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the Current Borrowings. As of April 30, 2014, the value of securities on loan was $259,702,653.

The Board of Trustees has approved the Agreement, as amended, and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the six months ended April 30, 2014.

5. RESTRICTED SECURITIES

As of April 30, 2014, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of April 30, 2014 were as follows:

Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Talara Opportunities II, LP	08/30/2013 -01/22/2014	2,865,270	2,435,480	0.28%
TOTAL		$2,865,270	$2,435,480	0.28%

6. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2014, aggregated $195,986,559 and $181,142,519, respectively.

7.	MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

Reaves Asset Management (“Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, administration fees, trustees’ fees, chief compliance officer fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, costs of borrowings, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs related to issuance of common stock, the printing and distribution cost incurred to

Semi-Annual Report | April 30, 2014	25

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2014 (Unaudited)

comply with the terms of the Fund’s 19(B) exemptive relief granted on July 14, 2011 and extraordinary expenses.

Pursuant to the Chief Compliance Officer Services Agreement, approved by the Board of Trustees, the Fund has agreed to pay its Chief Compliance Officer an annual fee payable in monthly installments.

Both Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

8.	OTHER

Each Independent Trustee receives an annual retainer of $14,000, plus $2,000 for each meeting attended. The Chairman of the Audit Committee receives an additional $500 per meeting attended.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

10.	INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

26	1-800-644-5571

Reaves Utility Income Fund	Additional Information
April 30, 2014 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE Mkt or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net

Semi-Annual Report | April 30, 2014	27

Reaves Utility Income Fund	Additional Information
April 30, 2014 (Unaudited)

asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On March 3, 2014, the Board of Trustees of the Fund, including all non-interested trustees, met (the “Meeting”) in person to, among other things, review and consider the renewal of the Investment Advisory and Management Agreement (the “Advisory Agreement”) between the Fund and Reaves Asset Management (the “Adviser” or “Reaves”). Prior to beginning their review, counsel to the Fund, who also serves as counsel to the independent Trustees, discussed with the Trustees their fiduciary responsibilities with respect to the renewal of the Advisory Agreement. Fund Counsel further informed the Trustees that, when considering whether to re-approve the Advisory Agreement between the Fund and Reaves, the Trustees should give

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consideration to those factor set forth in the Meeting materials. Fund Counsel further noted that those factors specified for consideration by the Trustees need not be all-encompassing; no single factor should be determinative, and the Meeting materials should be considered as a guide to assist in evaluating the Adviser. Fund Counsel concluded his remarks by noting that each Trustee has the right, and the responsibility, to consider all permissible factors that each Trustee may deem relevant.

Mr. Sorenson, as Chief Investment Officer of Reaves, opened the Adviser’s presentation by highlighting for the Trustees certain terms of the Advisory Agreement, including the nature and quality of the services provided, which included, but are not limited to, the asset class allocation, stock selection, and realization of gains and losses to meet the Fund’s investment objective. He then explained the research and decision-making processes utilized by the Adviser in connection with providing services to the Fund. Mr. Sorenson’s discussion also included the methods used to assure the Adviser’s compliance with the Fund’s investment strategies and fundamental and non-fundamental investment policies. Mr. Sorenson then reviewed the Adviser’s current staffing and organizational structure and noted that additional information was provided in the Meeting materials.

Mr. Sorenson continued the Reaves presentation by reviewing the Advisory Agreement’s management fee of 0.575%, based on the average daily total assets. He affirmed for the Trustees that the Adviser continues to pay, from its own revenue, compensation to Merrill Lynch for its underwriting assistance during the Fund’s initial public offering, which results in a net annual advisory fee to Adviser of 0.425%. Mr. Sorenson noted that this was generally lower than what was charged by Reaves to it institutional clients. He further added that the gross and net fees received by Reaves, for the year ended December 31, 2013, pursuant to the Advisory Agreement amounted to $6,191,082 and $4,576,017, respectively.

Mr. Sorenson then reviewed with the Trustees the Adviser’s 2011, 2012, and 2013 profitability to assist the Trustees in determining the Adviser’s current financial strength, stability, and overall profitability. He noted that the Adviser’s on-going efforts to control the growth of costs resulted in 2013 a positive year.

Mr. Sorenson then proceeded to review with the Trustees the fee and expense report (the “Fee Report”) prepared by Lipper Analytical Services (“Lipper”), which compared the Fund to a peer group of publicly traded closed-end mutual funds selected by Lipper and the Adviser. The Fee Report contained information comparing investment performance, expenses and other related measures of the Fund with other similar closed-end funds during the same periods.

Mr. Cimino of Reaves joined the presentation explain how the Lipper Peer Group (“Expense Group”) was modified from the 2013 analysis. The Expense Group contained four new closed-end funds out of seven closed-end funds which consisted of four closed-end utility sector equity funds and three blended closed-end infrastructure funds. He stated that the average net assets of the common shares in the Expense Group ranged from $112.4 million to $1.6 billion, with two of the Expense Group funds being larger than the Fund and the other five being smaller.

Mr. Cimino then transitioned to the charts prepared by Lipper by directing the Trustees’ attention to the Fund’s Actual Management Fee – Common and Leverage Assets (“Management Fee”), which was 0.84%. In relation to the Expense Group, the Fund was the third lowest. The

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April 30, 2014 (Unaudited)

Fund was just below the median of 0.88%. The lowest Management Fee in the Expense Group was 0.65% and the highest was 1.15%.

As Mr. Cimino continued he stated that, in terms of performance, the Fund, was compared against the Lipper Closed-End Sector Equity Fund Index, also called the Performance Universe, (the “Lipper Index”), which consisted of the Fund and all other leveraged closed-end utility funds, regardless of size. Mr. Cimino highlighted the Fund’s consistent performance against the Lipper Index as he explained that the Fund only trailed the Lipper Index for one time period during the last five calendar years as specified in the Fee Report.

Mr. Cimino added that the Fund had the third lowest Actual Total Expenses - Common and Leveraged Assets (“Total Expenses”) in the Expense Group. He stated that the Fund’s expenses were 1.23% and that the Expense Group’s highest, lowest and median Total Expenses were 1.826%, 1.046% and 1.232%, respectively.

In closing Mr. Cimino noted that there had been no material regulatory problems with respect to the Adviser since the last contract renewal report. Reaves remains 100% employee owned and there had be no material changes to the Adviser’s ownership during the year.

The non-interested Trustees, with the assistance of legal counsel, then met in executive session and discussed in more detail the information that had been presented relating to the Adviser.

The Trustees of the Fund, meeting in person, along with the non-interested Trustees voting separately, unanimously concluded that the annual investment advisory fee of 0.575% of the Fund’s total assets is fair and reasonable to the Fund, and that the renewal of the Advisory Agreement is in the best interest of the Fund and its shareholders at this time.

FUND PROXY VOTING POLICIES & PROCEDURES

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571, on the Fund’s website at http://www.utilityincomefund.com, and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

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Reaves Utility Income Fund	Additional Information
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NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the six months ended April 30, 2014				% Breakdown of the Total Cumulative Distributions for the six months ended April 30, 2014
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Reaves Utility Income Fund	$0.5995	$0.2130	$0.0000	$0.8125	73.78%	26.22%	0.00%	100.00%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

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ANNUAL MEETING OF STOCKHOLDERS:

On May 2, 2014, the Fund held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: Election of two (2) Trustees of the Fund.

Election of Mary A. Anstine as Trustee of the Fund:

	Shares Voted	% Voted
Affirmative	22,935,144	97.453%
Withheld	599,532	2.547%
TOTAL	23,534,676	100.000%

Election of Michael F. Holland as Trustee of the Fund:
	Shares Voted	% Voted
Affirmative	22,972,005	97.609%
Withheld	562,671	2.391%
TOTAL	23,534,676	100.000%

32	1-800-644-5571

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report.

(b)  Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which Shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of the filing and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 18(b) of the Investment Company Act of 1940 dated August 10, 2008, the form of 18(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	July 7, 2014

By:	/s/Jill A. Kerschen
Jill A. Kerschen
Treasurer (Principal Financial Officer)

Date:	July 7, 2014